POWER DIVIDEND INDEX FUND

Class	A:	PWDAX
Class	C:	PWDCX
Class	I:	PWDIX

(a series of Northern Lights Fund Trust)

Supplement dated May 8, 2017 to the Prospectus dated October 28, 2016

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Effective May 9, 2017 the following paragraphs have been added below the heading entitled “How to Redeem Shares” in the “Redeeming Shares” section of the Prospectus starting as the second paragraph. Any contrary information in the Prospectus and Statement of Additional Information should be disregarded.

If you sell your shares of the Power Dividend Index Fund after holding them 30 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Power Dividend Index Fund and are designed to help offset the brokerage commissions, market impact and other transaction costs associated with short-term shareholder trading.  The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Power Dividend Index Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Power Dividend Index Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions from shareholder accounts liquidated for failure to meet the minimum investment requirement;
•	Redemptions related to a disability as defined by Internal Revenue Service requirements;
•	Redemptions due to death for shares transferred from a decedent's account to a beneficiary's account;
•	Redemptions due to divorce for shares transferred pursuant to a divorce decree;
•	Redemptions of shares through a systematic withdrawal plan;
•	Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Fund's distributor;
•	Redemptions through an automatic, non-discretionary rebalancing or asset allocation program;
•	Redemptions due to a back office correction made to an account to provide the shareholder with the intended transaction;
•	Rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund;
•	Any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order or as a result of a liquidation of the Fund by the Board of Trustees;
•	Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees;
•	Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order; and

•	Certain other transactions as deemed appropriate by the adviser.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. Certain intermediaries may charge additional fees in association with redemptions. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether and how short-term redemption fees will be applied to redemptions of your shares. The Power Dividend Index Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors.

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The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), both dated October 28, 2016. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.